Exhibit 10.6

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF
		1	5

2. AMENDMENT/MODIFICATION NO. 129	3. EFFECTIVE DATE 06/29/2018	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ACAAQ	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ACAAQ
DALE D. PARSAN Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650 (202) 268-2223		Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
FEDERAL EXPRESS CORPORATION
3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800			9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13)
SUPPLIER CODE: 000389122	FACILITY CODE		04/23/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning                  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required.) See Schedule	$0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A. THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒

D. OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to incorporate the following changes to the ACN-13-FX

Contract:

1. SATURDAY DAY NETWORK OPERATIONAL CHANGE

New Contract Language:

Before December 31, 2018 the Postal Service may elect to implement changes to Attachment 3 (Operating Plan, Day Network) dated October 31, 2016. If the Postal Service elects to exercise this option, the aviation supplier will implement the Attachment 3 (Operating Plan, Day Network) dated July 30, 2018 as soon as practicable but no later than 120 calendar days after receiving the request. Regardless of the option election date, this

Continued…

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Ron D. Stevens, Vice President		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mckain
15B. CONTRACTOR/OFFEROR /s/ RON D. STEVENS (Signature of person authorized to sign)	15C. DATE SIGNED 7-11-18	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 8/1/18

CONTINUATION SHEET	REQUISITION NO.	Page 2	Of 5

CONTRACT/ORDER NO. ACN-13-FX/129	AWARD/ EFFECTIVE DATE 06/29/2018	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

option will not go into effect during the Peak Season Operating Period.

The corresponding pricing changes will take effect on the date on which the Attachment 3 (Operating Plan, Day Network) dated July 30, 2018 is implemented. [*].

The Postal Service will retain the unilateral right to elect to revert back to the Attachment 3 (Operating Plan, Day Network) dated October 31, 2016 at any time. The aviation supplier will implement the change as soon as practicable but no later than one (1) year following receipt by the aviation supplier of the Postal Service’s notice. If the Postal Service decides to revert back to the original Attachment 3 (Operating Plan, Day Network) dated October 31, 2016, the [*] at the time the change is implemented by the aviation supplier.

2. DAILY DISTRIBUTION

Current Contract Language:

By October 1, 2018, the Postal Service may elect to change the requested capacity distribution from the current Combined Distribution (Tuesday / Wednesday plan, a Thursday / Friday plan, a Saturday plan, and a Sunday plan), to a Daily Distribution (a Tuesday plan, a Wednesday plan, a Thursday plan, a Friday plan, a Saturday plan, and a Sunday plan), and the aviation supplier must accept the volume in the Attachment 18 using the elected distribution method per current operating rules. The aviation supplier will implement the change as soon as practicable but no later than 120 calendar days after receiving the request. If the Postal Service elects to change the requested capacity distribution to the Daily Distribution, the Postal Service will retain the right to revert back to the Combined Distribution within three (3) years of

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CONTINUATION SHEET	REQUISITION NO.	Page 3	Of 5

CONTRACT/ORDER NO. ACN-13-FX/129	AWARD/ EFFECTIVE DATE 06/29/2018	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

implementation of the Daily Distribution. The aviation supplier will implement the change back to a Combined Distribution as soon as practicable but no later than six (6) months following receipt by the aviation supplier of the Postal Service’s notice. The associated pricing will become effective six (6) months after the Aviation Supplier’s receipt of the notice.

If the Postal Service elects to request capacity based on the Daily Distribution, the following will apply:

a. [*]

b. The Postal Service will request capacity based on specific plans for a Tuesday plan, a Wednesday plan, a Thursday plan, a Friday plan, a Saturday plan, and a Sunday plan.

New Contract Language:

Before October 1, 2019, the Postal Service may elect to change the requested capacity distribution from the current Combined Distribution (a Tuesday / Wednesday plan, a Thursday / Friday plan, a Saturday plan, and a Sunday plan) to a Daily Distribution (a Tuesday plan, a Wednesday plan, a Thursday plan, a Friday plan, a Saturday plan, and a Sunday plan) [*]. Effective October 1, 2019, the rate for a change from the current Combined Distribution to a Daily Distribution will increase at a rate of [*] annually. The [*] annual rate increase for the distribution change election takes effect on October 1 of each year, starting in 2019. The

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Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	Page 4	Of 5

CONTRACT/ORDER NO. ACN-13-FX/129	AWARD/ EFFECTIVE DATE 06/29/2018	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

effective price for the distribution change election is determined when the Postal Service makes the election, not when the aviation supplier implements the operation. If the Postal Service elects to change the requested capacity distribution to the Daily Distribution, the Postal Service will retain the right to revert back to the Combined Distribution within three (3) years of implementation of the Daily Distribution. The aviation supplier will implement the change back to a Combined Distribution as soon as practicable but no later than six (6) months following receipt by the aviation supplier of the Postal Service’s notice. The associated pricing will become effective on the date the change is implemented.

3. OFFSHORE OPTIONS

Current Contract Language:

By October 1, 2018, the Postal Service may elect either or both of two options described below. If the Postal Service exercises these offshore options for higher volumes, the offshore capacity will be adjusted to the below origin and destination level per the requested capacity distribution.

New Contract Language:

Before October 1, 2019 the Postal Service may elect either or both options described below in Attachment 21 at the volume and prices listed in the attachment. Effective October 1, 2019, the rates will each increase [*] annually. The [*] annual increase takes effect on October 1 of each year. The effective price is determined when the Postal Service makes the election, not when FedEx implements the operation. If the Postal Service exercises these offshore options for higher volumes, the offshore capacity will be adjusted to the below origin and destination level per the requested capacity distribution.

4. ACTUAL V. OBSERVED HOLIDAY (DAY NETWORK)

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CONTINUATION SHEET	REQUISITION NO.	Page 5	Of 5

CONTRACT/ORDER NO. ACN-13-FX/129	AWARD/ EFFECTIVE DATE 06/29/2018	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Additional Contract Language:

For purposes of this agreement all Holidays listed below will be deemed to occur on the actual day of the Holiday and will not be affected by when the Postal Service, the aviation supplier, or the U.S. or any state government officially observes the holiday.

The aviation supplier will not be required to provide service on Monday Night following a widely observed Holiday that occurs on Sunday.

5. ULD CONTRACT LANGUAGE

New Contract Language:

Starting with the September 2018 Operating Period (O/P 60), the AQF (LD-8) and AAA unit load devices (ULD) container types are incorporated into the Air Cargo Network contract.

The corresponding changes, reflected on the revised, attached Attachment 10, will take effect on the first day of the September 2018 O/P. The revised, attached Attachment 10 incorporates the volumetric capacities of the AQF (LD-8) and AAA ULDs. All pricing remains unchanged.

FedEx agrees to reimburse the Postal Service for the full commercially reasonable costs incurred by its THS suppliers in retrofitting equipment required to accommodate the AQF (LD-8) and AAA containers. These one-time payments will be addressed by the parties through the reconciliation process.

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Period of Performance: 09/30/2013 to 09/29/2024

Proprietary Information—Competition Sensitive

Attachment 10 - Pricing Day Network (Proposal 2F)	9/3/2018

[*]

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Attachment 10 - Pricing Night Network (Proposal 2B)

[*]

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Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 10 - Pricing	9/3/2018

[*]

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Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 21 - Offshore Capacity Options

Before October 1, 2019, the Postal Service may elect either or both of two options described below in Attachment 21 at the volume and prices listed in the attachment. Effective October 1, 2019, the rates will each increase [*] annually. The [*] annual increase takes effect on October 1 of each year. The effective price is determined when the Postal Service makes the election, not when FedEx implements the operation. If the Postal Service exercises these offshore options for higher volumes, the offshore capacity will be adjusted to the below origin and destination level per the requested capacity distribution.

Combined Forecast for Offshore
	Location	Origin	Tu-Wed	Th-Fri	Sat	Sun
Option 1	Orig	SJU	[*]	[*]	[*]	[*]
Option 2	Orig	HNL	[*]	[*]	[*]	[*]

	Location	Destination	Tu-Wed	Th-Fri	Sat	Sun
Option 1	Dest	SJU	[*]	[*]	[*]	[*]
Option 2	Dest	HNL	[*]	[*]	[*]	[*]

Daily Forecast for Offshore
	Location	Origin	Tue	Wed	Thu	Fri	Sat	Sun
Option 1	Orig	SJU	[*]	[*]	[*]	[*]	[*]	[*]
Option 2	Orig	HNL	[*]	[*]	[*]	[*]	[*]	[*]

	Location	Destination	Tue	Wed	Thu	Fri	Sat	Sun
Option 1	Dest	SJU	[*]	[*]	[*]	[*]	[*]	[*]
Option 2	Dest	HNL	[*]	[*]	[*]	[*]	[*]	[*]

1)	[*]

2)	[*]

If the Postal Service elects to exercise either or both of these options, the aviation supplier will implement the change as soon as practicable but not later than 150 days after receiving the request. The start date for any applicable pricing changes required by exercise of either or both of these options will take affect the date on which the expanded operations begin.

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Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.